Property Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Land and land improvements		$ 98.3	$ 100.5
Buildings and leasehold improvements		203.4	195.4
Machinery, equipment and other		339.6	311.0
Construction in progress		7.1	15.7
Total	648.4	648.4	622.6
Less: Accumulated depreciation	(174.1)	(165.0)	(131.5)
Net property, plant and equipment	$ 474.3	$ 483.4	$ 491.1